EXHIBIT A

RULE 424(b)(3)
	FORM F-6 #:	33-83778
EFFECTIVE JANUARY 31, 2005,
THE COMPANY CHANGED ITS
NAME TO PT INDOSAT TBK
AND AS A RESULT, THE CUSIP
NUMBER HAS BEEN CHANGED
TO 744383100.

AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents 10 deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR SERIES B SHARES,
PAR VALUE 500 RUPIAH PER
SHARE, OF
PERUSAHAAN PERSEROAN
(PERSERO)
P.T. INDONESIAN SATELLITE
CORPORATION
(INCORPORATED UNDER THE
LAWS OF THE REPUBLIC OF
INDONESIA)
            The Bank of New
York, as depositary (hereinafter
called the Depositary), hereby
certifies that ___________________
__________________________, or
registered assigns IS THE OWNER
OF _________
AMERICAN DEPOSITARY
SHARES
representing deposited Series B
Shares (herein called Shares) of
Perusahaan Perseroan (Persero) P.T.
Indonesian Satellite Corporation,
incorporated under the laws of the
Republic of Indonesia (herein called
the Company).  At the date hereof,
each American Depositary Share
represents ten Shares deposited or
subject to deposit under the Deposit
Agreement (as such term is
hereinafter defined) at the main
Jakarta, Indonesia office of P.T.
Bank Dagang Negara (herein called
the Custodian).  The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at 48 Wall Street, New York,
N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y. 10286
THE DEPOSIT AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called Receipts), all issued and to be
issued upon the terms and conditions
set forth in the deposit agreement,
dated as of October 24, 1994 (herein
called the Deposit Agreement), by
and among the Company, the
Depositary, and all Owners and
Beneficial Owners from time to time
of Receipts issued thereunder, each
of whom by accepting a Receipt
agrees to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and Beneficial Owners of
the Receipts and the rights and duties
of the Depositary in respect of the
Shares deposited thereunder and any
and all other securities, property and
cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
Deposited Securities).  Copies of the
Deposit Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.
1.	SURRENDER OF
RECEIPTS AND WITHDRAWAL
OF SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt for the
purpose of withdrawal of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt and payment
of all taxes and other governmental
charges payable in connection with
the surrender and withdrawal of
Deposited Securities, and subject to
the terms and conditions of the
Deposit Agreement, the Articles of
Association of the Company and the
Deposited Securities, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates in the
name of the Owner hereof or as
ordered by him or certificates
properly endorsed or accompanied
by proper instruments of transfer and
(b) any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt.
Such delivery will be made at the
option of the Owner hereof, either at
the office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Neither the Depositary nor
the Custodian shall deliver Shares
(other than to the Company or its
agent as contemplated by Section
4.08 of the Deposit Agreement), or
otherwise permit Shares to be
withdrawn from the facility created
by the Deposit Agreement, except
upon the receipt and cancellation of
Receipts.
2.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
      The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office, without unreasonable delay,
by the Owner hereof in person or by
a duly authorized attorney, upon
surrender of this Receipt properly
endorsed for transfer or accompanied
by proper instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
receipts into one Receipt, evidencing
the same aggregate number of
American Depositary Shares as the
Receipt or Receipts surrendered.  As
a condition precedent to the
execution and delivery, registration
of transfer, split-up, combination, or
surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary, the
Custodian, the Company, or the
Registrar may require payment from
the depositor of the Shares or the
presentor of the Receipt of a sum
sufficient to reimburse it for any tax
or other governmental charge and
any stock transfer or registration fee
with respect thereto (including any
such tax or charge and fee with
respect to Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary or the Company (with
written notice to the Depositary) may
establish consistent with the
provisions of the Deposit Agreement
or this Receipt, including, without
limitation, this Article 3.
      Upon notice to the Company
(if other than in the ordinary course
of business), the delivery of Receipts
against deposit of Shares generally
or against deposit of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission, or under any
provision of the Deposit Agreement
or this Receipt, or for any other
reason, subject to the provisions of
the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as
to such Shares.
3.	LIABILITY OF OWNER
OR BENEFICIAL OWNER FOR
TAXES.
      If any tax or other
governmental charge shall become
payable by the Depositary or the
Custodian with respect to any
Receipt or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner or Beneficial
Owner hereof to the Depositary.  The
Depositary may refuse to effect any
transfer of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any
deficiency.
4.	WARRANTIES ON
DEPOSIT OF SHARES.
      Every person depositing
Shares hereunder and under the
Deposit Agreement shall be deemed
thereby to represent and warrant that
such Shares and each certificate
therefor are validly issued, fully
paid, non-assessable, and free of any
preemptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that such Shares and the
Receipts evidencing American
Depositary Shares representing such
Shares would not be Restricted
Securities.  Such representations and
warranties shall survive the deposit
of Shares and issuance of Receipts.
5.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
      Any person presenting Shares
for deposit or any Owner or
Beneficial Owner of a Receipt may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary or the Company (with
written notice to the Depositary) may
deem necessary or proper.  The
Depositary may withhold the
delivery or registration of transfer of
any Receipt or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties made.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in Indonesia
which is then performing the
function of the regulation of
currency exchange.

6.	CHARGES OF
DEPOSITARY.
      The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
      The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.03 of
the Deposit Agreement), whichever
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement to be at the expense of
persons depositing Shares or
Owners, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) except in
connection with the Initial Deposit, a
fee not in excess of $5.00 per 100
American Depositary Shares (or
portion thereof) for the execution
and delivery of Receipts pursuant to
Sections 2.03 or 4.03 of the Deposit
Agreement and the surrender of
Receipts pursuant to Section 2.05 of
the Deposit Agreement, and (6) a fee
for, and deduct such fee from, the
distribution of proceeds of sales of
securities or rights pursuant to
Sections 4.02 or 4.04, respectively,
of the Deposit Agreement, such fee
being in an amount equal to the fee
for the issuance of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit by Owners of
securities (for purposes of this
clause 6 treating all such securities as
if they were Shares) or Shares
received in exercise of rights
distributed to them pursuant to
Sections 4.02 or 4.04, respectively,
but which securities or rights are
instead sold by the Depositary and
the net proceeds distributed.
      The Depositary, subject to
Article 8 hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.
7.	PRE-RELEASE OF
RECEIPTS.
      Notwithstanding Section 2.03
of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.02 of
the Deposit Agreement, (Pre-
Release).  The Depositary may,
pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts are to be
delivered (the Pre-Releasee) that
such Pre-Releasee, or its customer,
(i) owns the Shares or Receipts to be
remitted, as the case may be, and
(ii) assigns all beneficial right, title
and interest in such Shares or
Receipts, as the case may be, to the
Depositary in its capacity as such
and for the benefit of the Owners, (b)
at all times fully collateralized with
cash or U.S. government securities,
(c) terminable by the Depositary on
not more than five (5) business days
notice, and (d) subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of American Depositary
Shares which are outstanding at any
time as a result of Pre-Release will
not normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement then
outstanding; provided, however, that
the Depositary reserves the right to
change or disregard such limit from
time to time as it deems appropriate,
and may, with the prior written
consent of the Company, change
such limit for purposes of general
application.  The Depositary will
also set Dollar limits with respect to
Pre-Release transactions to be done
hereunder with any particular Pre-
Releasee on a case by case basis as
the Depositary deems appropriate.
The collateral referred to in
clause (b) above shall be held by the
Depositary as security for the
performance of the Pre-Releasees
obligations in connection herewith,
including the Pre-Releasees
obligation to deliver Shares or
Receipts upon termination of a Pre-
Release transaction (and shall not,
for the avoidance of doubt, constitute
Deposited Securities under the
Deposit Agreement).
8.	TITLE TO RECEIPTS.
      It is a condition of this
Receipt and every successive Owner
and Beneficial Owner of this Receipt
by accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by
delivery with the same effect as in
the case of a negotiable instrument
under the laws of New York;
provided, however, that the
Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
9.	VALIDITY OF RECEIPT.
      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however, that such
signature may be a facsimile if a
Registrar for the Receipts shall have
been appointed and this Receipt is
countersigned by the manual
signature of a duly authorized officer
of the Registrar.
10.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
      The Company is subject to
the periodic reporting requirements
of the Securities and Exchange Act
of 1934 and, accordingly, files
certain reports with the Commission.
Such reports and communications
will be available for inspection and
copying by Owners and Beneficial
Owners at the public reference
facilities maintained by the
Commission located, as of the date
of the Deposit Agreement, at 450
Fifth Street, N.W., Washington, D.C.
20549.
      The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary, the
Custodian or the nominee of either of
them as the holder of the Deposited
Securities and (b) made generally
available to the holders of such
Deposited Securities by the
Company.  The Depositary will also
send to Owners of Receipts copies of
such reports when furnished by the
Company pursuant to the Deposit
Agreement.  Any such reports and
communications, including any such
proxy soliciting material, furnished
to the Depositary, the Custodian or
the nominee of either of them by the
Company shall be furnished in
English to the extent such materials
are required to be translated into
English pursuant to any regulations
of the Commission.
      The furnishing of copies of
such notices, reports and
communications by the Company to
the Depositary, for transmittal to the
Owners shall not constitute
recognition by the Company that any
such persons have rights as legal
owners of Shares, or that notification
to such person is necessary prior to
the Company taking any corporate
action or any shareholder vote.
      The Depositary will keep
books, at its Corporate Trust Office,
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
Receipts.
11.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
transferable to the United States, and
subject to the Deposit Agreement,
convert such dividend or distribution
into Dollars and will distribute, as
promptly as practicable, the amount
thus received (net of the expenses of
the Depositary as provided in
Article 7 hereof and Section 5.09 of
the Deposit Agreement) to the
Owners of Receipts entitled thereto,
in proportion to the number of
American Depositary Shares
representing such Deposited
Securities held by them respectively;
provided, however, that in the event
that the Company or the Depositary
is required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes or other
governmental charges, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
      Subject to the provisions of
Section 4.11 and 5.09 of the Deposit
Agreement, whenever the Depositary
receives any distribution other than a
distribution described in
Sections 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
shall cause the securities or property
received by it to be distributed to the
Owners entitled thereto, in any
manner that the Depositary may
deem equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and the
net proceeds of any such sale (net of
the fees of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement) will be distributed by
the Depositary to the Owners of
Receipts entitled thereto as in the
case of a distribution received in
cash.
      If any distribution consists of
a dividend in, or free distribution of,
Shares, the Depositary may
distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.  If additional
Receipts are not so distributed, each
American Depositary Share will
thenceforth also represent the
additional Shares distributed upon
the Deposited Securities represented
thereby.
      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary will distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.
      Notwithstanding any other
provision of the Deposit Agreement,
before making any distribution or
other payment on any Deposited
Securities, the Company shall make
such deductions (if any) which,
under applicable law, the Company
is required to make in respect of any
income, capital gains or other taxes
and the Company may also deduct
the amount of any tax or
governmental charges payable by the
Company or for which the Company
might be made liable in respect of
such distribution or other payment or
any document signed in connection
therewith.  In making such
deductions, the Company shall have
no obligation to any Owner to apply
a rate under any treaty or other
arrangement between the Republic of
Indonesia and the country within
which such Owner is resident unless
such Owner has timely provided to
the Company evidence of its
entitlement to the benefit of such
treaty or other arrangement that is
satisfactory to the relevant tax
authorities of the Republic of
Indonesia.
      When requested by the
Company prior to the distribution of
dividends by the Company or
pursuant to a termination of the
Deposit Agreement, the Depositary
shall send to all Owners entitled to
receive such dividend or subject to
such sale of Shares, as the case may
be, a notice in a form which the
Company shall provide requesting
evidence of each such Owners
country of tax residence.  The
Depositary shall have no obligation
or liability to any person if any
Owner fails to provide such evidence
or if such evidence does not reach
relevant tax authorities in time for
any Owner to obtain the benefit of
any tax treaty.
12.	RIGHTS.
      In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after consultation with
the Company, shall have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners in Dollars, then the
Depositary shall allow the rights to
lapse.  If at the time of the offering
of any rights the Depositary
determines in its discretion that it is
lawful and feasible to make such
rights available to all or certain
Owners but not to other Owners, the
Depositary after consultation with
the Company, may distribute to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
      In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner hereunder, the Depositary
will make such rights available to
such Owner upon written notice
from the Company to the Depositary
that (a) the Company has elected in
its sole discretion to permit such
rights to be exercised and (b) such
Owner has executed such documents
as the Company has determined in its
sole discretion are reasonably
required under applicable law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary to exercise such rights,
upon payment by such Owner to the
Depositary for the account of such
Owner of an amount equal to the
purchase price of the Shares to be
received upon the exercise of the
rights, and upon payment of the fees
of the Depositary and any other
charges as set forth in such warrants
or other instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase the
Shares, and the Company shall cause
the Shares so purchased to be
delivered to the Depositary on behalf
of such Owner.  As agent for such
Owner, the Depositary will cause the
Shares so purchased to be deposited
pursuant to Section 2.02 of the
Deposit Agreement, and shall,
pursuant to Section 2.03 of the
Deposit Agreement, execute and
deliver Receipts to such Owner.  In
the case of a distribution pursuant to
the second paragraph of this
Article 13, such Receipts shall be
legended in accordance with
applicable U.S. laws, and shall be
subject to the appropriate restrictions
on sale, deposit, cancellation, and
transfer under such laws.
      If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
may sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise and
distribute the net proceeds, to the
extent practicable, as in the case of a
distribution in cash.
      The Depositary will not offer
rights to Owners having an address
in the U.S. unless both the rights and
the securities to which such rights
relate are either exempt from
registration under the Securities Act
of 1933 with respect to a distribution
to all Owners or are registered under
the provisions of such Act; provided,
that nothing in this Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective, secure
an exemption for such rights or any
securities under the Securities Act of
1933, or furnish the opinion
referenced in the following sentence.
If an Owner of Receipts requests the
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such Act, the Depositary shall
not effect such distribution unless it
has received an opinion from counsel
in the United States for the
Company, reasonably acceptable to
the Depositary, upon which the
Depositary may rely that such
distribution to such Owner is exempt
from such registration.
      Subject to Section 5.03 of the
Deposit Agreement, the Depositary
shall not be responsible for any
failure to determine that it may be
lawful or feasible to make such
rights available to Owners in general
or any Owner in particular.
13.	CONVERSION OF
FOREIGN CURRENCY.
      Whenever the Depositary or
the Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted, as promptly as
practicable, by sale or in any other
manner that it may determine, such
foreign currency into Dollars, and
such Dollars shall be distributed, as
promptly as practicable, to the
Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of
reasonable and customary expenses
of conversion into Dollars incurred
by the Depositary as provided in
Section 5.09 of the Deposit
Agreement.
      If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary, after consultation with
the Company, shall file such
application for approval or license, if
any, as it may deem desirable.
      If at any time the Depositary
shall determine that in its judgment
any foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis
into Dollars transferable to the
United States, or if any approval or
license of any government or agency
thereof which is required for such
conversion is denied or in the
opinion of the Depositary is not
obtainable, of if any such approval or
license is not obtained within a
reasonable period as determined by
the Depositary, the Depositary may
distribute the foreign currency (or an
appropriate document evidencing the
right to receive such foreign
currency) received by the Depositary
to, or in its discretion may hold such
foreign currency uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled to receive the same.
      If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
14.	RECORD DATES.
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, or
whenever the Depositary shall find it
necessary or convenient, the
Depositary shall fix a record date,
which shall be the record date
applicable to the Deposited
Securities (or a date as soon
thereafter as practicable), (a) for the
determination of the Owners of
Receipts who shall be (i) entitled to
receive such dividend, distribution or
rights or the net proceeds of the sale
thereof or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) on
or after which each American
Depositary Share will represent the
changed number of Shares, subject to
the provisions of the Deposit
Agreement.
15.	VOTING OF DEPOSITED
SECURITIES.
      Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners of Receipts a notice, the
form of which notice shall be in the
sole discretion of the Depositary,
which shall contain (a) such
information as is contained in such
notice of meeting, (b) a statement
that the Owners of Receipts as of the
close of business on a specified
record date will be entitled, subject
to any applicable provision of law,
the Articles of Association of the
Company and the Deposited
Securities, to instruct the Depositary
as to the exercise of the voting rights,
if any, pertaining to the amount of
Shares or other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given, including an express
indication that instructions may be
given (or be deemed given in
accordance with the last sentence of
this Article 16 if no instruction is
received) to the Depositary to give a
discretionary proxy to a person
designated by the Company.  Upon
the written request of an Owner of a
Receipt on such record date, received
on or before the date established by
the Depositary for such purpose, the
Depositary shall endeavor insofar as
practicable to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
such American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not, and shall ensure
that each Custodian or any of its
nominees shall not, vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions.
The Depositary shall not itself
exercise any voting discretion over
any Deposited Securities.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and, if and to the extent
permitted under applicable law or
regulations and the Articles of
Association of the Company, the
Depositary shall give a discretionary
proxy to a person designated by the
Company to vote such Deposited
Securities, provided that no such
instruction shall be deemed given
and no such discretionary proxy shall
be given with respect to any matter
as to which the Company informs the
Depositary (and the Company agrees
to provide such information
promptly in writing) that (a) the
Company does not wish such proxy
given or (b) such matter materially
and adversely affects the rights of
holders of the Shares.
16.	CHANGES AFFECTING
DEPOSITED SECURITIES.
      In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, the right to
receive the new Deposited Securities
so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, and shall, if
the Company so requires, execute
and deliver additional Receipts as in
the case of a dividend in Shares, or
call for the surrender of outstanding
Receipts to be exchanged for new
Receipts specifically describing such
new Deposited Securities.  If the
Depositary determines that any such
adjustment, delivery or exchange is
not lawful or practicable, the
Depositary may sell such securities
or property at public or private sale
and distribute the net proceeds to the
Owners entitled thereto as in the case
of a cash distribution.
17.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or Beneficial
Owner of any Receipt, if by reason
of any provision of any present or
future law or regulation of the United
States or any other country, or of any
other governmental or regulatory
authority or stock exchange, or by
reason of any provision, present or
future, of the Articles of Association
of the Company, or by reason of any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof, or by
reason of any act of God or war or
other circumstances beyond its
control, the Depositary or the
Company or any of their respective
directors, employees, agents or
affiliates shall be prevented, delayed
or forbidden from or be subject to
any civil or criminal penalty on
account of doing or performing any
act or thing which by the terms of the
Deposit Agreement or Deposited
Securities it is provided shall be done
or performed; nor shall the
Depositary or the Company incur
any liability to any Owner or
Beneficial Owner of any Receipt by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement.
Where, by the terms of a distribution
pursuant to Sections 4.01, 4.02 or
4.03 of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement, or for any other reason,
such distribution or offering may not
be made available to Owners of
Receipts, and the Depositary may not
dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners, then the Depositary
shall not make such distribution or
offering, and shall allow any rights,
if applicable, to lapse.  Neither the
Company nor the Depositary
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to perform
their obligations specifically set forth
in the Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities.  Neither the Depositary
nor the Company shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expenses and liability
shall be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
Beneficial Owner of a Receipt, or
any other person believed by it in
good faith to be competent to give
such advice or information.  The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises, the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.  The Company agrees
to indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or expense
(including, but not limited to, the
reasonable expenses of counsel)
which may arise out of acts
performed or omitted, in accordance
with the provisions of the Deposit
Agreement and of the Receipts, as
the same may be amended, modified,
or supplemented from time to time,
(i) by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or (ii)
by the Company or any of its
directors, employees, agents and
affiliates.  No disclaimer of liability
under the Securities Act of 1933 is
intended by any provisions of the
Deposit Agreement.  The Depositary
agrees to indemnify the Company, its
directors, employees, agents and
affiliates and hold them harmless
from any liability or expense
(including but not limited to the
reasonable fees and expenses of
counsel) which may arise out of acts
performed or omitted by the
Depositary or its Custodian or their
respective directors, employees,
agents and affiliates due to their
negligence or bad faith.
18.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
      The Depositary may at any
time resign as Depositary hereunder
by written notice of its election so to
do delivered to the Company, such
resignation to take effect  upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  The Depositary
may at any time be removed by the
Company by written notice of such
removal, effective upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners to do so, it
may appoint a substitute or
additional custodian or custodians
after consultation with the Company.
19.	AMENDMENT.
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company
and the Depositary, without the
consent of Owners or Beneficial
Owners, in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges (other
than taxes and other governmental
charges, registration fees and cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby, except in order to comply
with mandatory provisions of
applicable law.

20.	TERMINATION OF
DEPOSIT AGREEMENT.
      The Depositary at any time at
the direction of the Company, shall
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and except
for its obligations to the Company
under Section 5.08 of the Deposit
Agreement.  Upon the termination of
the Deposit Agreement, the
Company shall be discharged from
all obligations under the Deposit
Agreement except for its obligations
to the Depositary under Sections
5.08 and 5.09 of the Deposit
Agreement.

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